CONFIDENTIAL

MASTER AGREEMENT MP03843.1-01
(Conversion)

This Master Agreement between Fannie Mae and Washtenaw Mortgage Company ("Lender") governs the sale by Lender, and the purchase by Fannie Mae, of eligible residential mortgage loans (the "Mortgages"). This Master Agreement includes all of the terms and conditions described in all of the exhibits, attachments, conversions, commitments and MBS Pool Purchase Contracts ("MBS Contracts") attached or entered into as a part of this Master Agreement. Additionally, the "Master Agreement Terms and Conditions" section of Fannie Mae's Selling Guide (the "Selling Guide"), which is incorporated into this Agreement by this reference, outlines in more detail the general terms and conditions of the Master Agreement and MBS Contracts and contains a complete description of the terms "Master Conversions" and "MBS Pricing Confirmations," as well as other related terms and instructions. The execution of this Master Agreement requires compliance with all provisions and sections of this Master Agreement, including all Master Conversions, MBS Contracts, cash commitments, exhibits and attachments to this Master Agreement.

To sell Mortgages under this Master Agreement, Lender and Fannie Mae must also enter into one or more Master Conversions. In addition, depending on whether Lender will be delivering Mortgages under one of Fannie Mae's cash purchase programs (Negotiated or Standard) or under Fannie Mae's MBS program, Lender and Fannie Mae will also need to enter into the appropriate cash commitments or MBS Pricing Confirmations for MBS Contracts.

Lender and Fannie Mae acknowledge that the Estimated Dollar Amount (as set forth on Exhibit 1) is an estimate by the parties, as of the date of execution hereof, of anticipated Mortgage deliveries and such amount may change over the term of this Master Agreement. Notwithstanding the fact that a Maximum Amount of Pool Purchase Transactions for Delivery is set forth in each MBS Contract, the total amount to be sold shall be governed by the applicable Master Conversions. The sum of the actual Mandatory Delivery Amounts (whether one or more), as reflected in the Master Conversions, will reflect the actual volume of Mortgage deliveries agreed to by the parties and will supersede any Estimated Dollar Amount set forth in Exhibit 1.

For this Master Agreement to become effective, Lender must execute and return to Fannie Mae a duplicate original within ten business days of Lender's receipt of this Master Agreement. Otherwise, Fannie Mae may, at its option, declare this Master Agreement null and void.

Lender hereby confirms, by checking the appropriate section below, that:

It is not a federally-insured institution or an affiliate or subsidiary of a federally-insured institution.

It is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution. If Lender has checked this section, then Lender agrees to the representations and warranties described in the "Master Agreement Terms and Conditions" section of the Selling Guide.


Sincerely,

FANNIE MAE



By: ____________________________________________________
    Zach Oppenheimer
    Senior Vice President



Agreed, acknowledged, and accepted.

WASHTENAW MORTGAGE COMPANY

By: ______________________________________________________

Name: ______________________________________________________

Title: ______________________________________________________

Date: ______________________________________________________

                                  EXHIBIT 1

                          TO MASTER AGREEMENT MP03843.1

Lender Name                             Washtenaw Mortgage Company

Lender Number                           20338-000-3

Delivery Term:                          First

Effective Date of Delivery Term:        July 1, 2003

Expiration Date of Delivery Term:       June 30, 2004

Estimated Dollar Volume for Delivery    $3,500,000,000.00

Term:                                   (eligible for delivery only upon
                                         incremental conversions to Mandatory
                                         Delivery Amounts under one or more
                                         Master Conversions)

                             MASTER AGREEMENT

                Master Conversion for Washtenaw Mortgage Company
                                MP03843.1-01

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae's MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the "Conversion Period") and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender's sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:                        MP03843.1-01

Mandatory Delivery Amount:               $1,000,000,000.00, plus or minus 5%

Effective Date:                          July 1, 2003

Expiration Date:                         September 30, 2003

MBS Contracts:                           P09039, P09045, P09038, P09044, P09036,
                                         P09037, P09040, P09042, P09043, P09047,
                                         P09048

Back-end Buyout Fee:                     The greater of $1,000.00 or 12.5
                                         basis points multiplied by the
                                         undelivered portion of the Mandatory
                                         Delivery Amount.

VARIANCES

This Variances Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following variances. Unless otherwise specified, the following variances apply only to conventional, first lien Mortgages.

1. With respect to any Variances in this "Variances" section that incorporate a table to describe eligibility of Mortgages delivered under that Variance, the following definitions and restrictions apply to all such Variances.

     Mortgage products listed under "Eligible Products/Programs" are the only eligible mortgage products and/or programs. A reference to "All Standard per Selling Guide" means only standard mortgage products (e.g., FRM, ARM, 7-year balloon), and does not include any specially negotiated products, community or affordable lending products, or products requiring special lender approval.

     The loan purpose(s) listed under "Loan Purpose" (Purchase Money Mortgage, Cashout Refinance, Limited Cashout Refinance) is/are the only eligible loan purpose for Mortgages delivered under the Variance.

     The property type(s) and number of units listed under "Dwelling Type" (e.g. Detached, Condo, PUD) and "Units" (e.g. 1, 2, 3, 4) is/are the only eligible property types and number of units for Mortgages delivered under the Variance.

     The occupancy status listed under "Occupancy Status" (e.g. Owner, 2nd Home, or Investor) is/are the only eligible occupancy status for Mortgages delivered under the Variance. "Owner" means owner-occupied primary residence, "2nd Home" means second home, and "Investor" means an investment property.

     The LTV or CLTV listed in the "LTV" or "CLTV" column represent the maximum possible LTV or CLTV for the Mortgages delivered under the Variance. A lower maximum LTV or CLTV may apply depending on the loan products (e.g. ARM or balloon), if "All Standard per Selling Guide" has been selected under "Eligible Products/Programs."

2. In the event that a Variance table references "Coop" as an eligible "Dwelling Type," Lender must be approved for delivery of cooperative share loans to Fannie Mae, per the Selling Guide.

3. Any special feature code designated for the Variance is in addition to any other special feature codes that may be required.

4. If any column in the Variance table is blank, Lender must refer (a) first to the terms and conditions of that Variance, and (b) then to the Selling Guide or the Guide to Underwriting with Desktop Underwriter(R), as applicable, both as amended from time to time.

TABLE OF CONTENTS

VAR 1 Bulk ALT A Product
VAR 2 Enhanced Streamlined Refinance Mortgages (Retention)
VAR 3 InterestFirst Terms and Conditions
VAR 4 Use of Other Automated Underwriting System.
VAR 5 Power of Attorney
VAR 6 Desktop Underwriter 'Expanded Approval with Timely Payment
RewardsTM' Initiative

VAR 1     Bulk ALT A Product

1. Lender may sell to Fannie Mae a loan package containing mortgages ("Mortgages") that may have been originated with certain variances to Fannie Mae's underwriting and documentation requirements described as one of the following Alt A products:

(a) "Stated Income," (SFC "442") which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower's assets.

(b) "No Ratio," (SFC "443") which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower's income, but must verify the borrower's assets.

(c) "No Income/No Asset" (`NINA') (SFC "444") which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower's income or assets.

(d) "Full/Alternative Documentation (SFC "512") which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

     Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/ Alternative Documentation Alt A product.

2. Lender must provide the borrower's FICO credit score at delivery of each Mortgage under this Variance.

3. Eligible products include fixed-rate, first-lien, fully amortizing mortgages [DESCRIBE OTHER PRODUCTS: and 3/1, 5/1, 7/1, and 10/1 adjustable-rate mortgages (Fannie Mae Plans 651, 652, 660, 661, 750, 751, 1423 and 1437)].

4. Lender's underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 ("Lender's Underwriting Guidelines"). Notwithstanding any contrary provisions contained in Lender's Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender's guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender's Underwriting Guidelines and meet Fannie Mae's general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5. Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender's Underwriting Guidelines. Lender acknowledges that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae's underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6. All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae [FOR MBS: under Pool Purchase Contract TBD (fixed-rate Mortgages) [and/or] Pool Purchase Contract TBD (ARMs).] [FOR CASH: under Fannie Mae's Negotiated Transactions for cash purchase.]

7. With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a) Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b) Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(c) These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8. Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

                              Attachment 1



                   [DATE] 200_ Bulk Mortgage Delivery Addendum

                         Maximum Volume: $______________

Lender shall deliver the Mortgages described in the Profile Summary Schedule "A" unless the Mortgage doesn't meet Lender's Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule "A" and as identified on Schedule "B". The term "CLTV" used in Schedule "A" and this Contract is the "Current Loan-to-Value Ratio". "Current Loan-to- Value Ratio" is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

                              [DATE] 200_
                               Schedule A

                                  200_
                               Schedule B
                          Lender Loan Numbers

VAR 2          Enhanced Streamlined Refinance Mortgages (Retention)

June 2002

The following requirements are applicable to all Enhanced Streamlined Refinance Mortgages originated pursuant to these Terms and Conditions.

Defined Terms
The following terms used herein are defined as follows:

 "Enhanced Streamlined Refinance Mortgages" means both "Fannie-to-Fannie"
  Refinance Mortgages and "NonFannie-to-Fannie" Refinance Mortgages.

 "Existing Loan" means the mortgage loan being refinanced, regardless of whether it represented the refinance of a previous mortgage.

 "Investor Property Mortgage" means a Mortgage secured by an investment property.

 "Original Underwriting File" means the underwriting file that contains the property appraisal and (i) the credit documents originally used to qualify the borrower(s) prior to any streamlined refinance transactions and, (ii) if there has been an assumption by the current borrower at any time since the original borrower was qualified, the credit documents used to qualify the current borrower at the time of assumption.
 "Second Home Mortgage" means a Mortgage secured by a second home.
 "Selling Guide" means the Fannie Mae Selling Guide, as may be amended from time to time.
 "Standard MI Level" means mortgage insurance at the level required by Fannie Mae at the time of the Mortgage delivery, in accordance with the Selling Guide.

Eligible Existing Loan Terms
Conventional, fixed rate, non-negatively amortizing ARMs, and balloons are eligible.

Mortgages serviced under recourse or shared risk arrangements (not including Mortgages subject to GSE pool insurance policies) are not eligible for delivery hereunder, unless this Master Agreement requires an equivalent recourse or shared risk arrangement.

In addition:

a. Existing Loans must have been underwritten to traditional Fannie Mae or Freddie Mac guidelines.

b. Existing Loans must meet Fannie Mae's eligibility criteria per the Selling Guide or the Guide to Underwriting with Desktop Underwriter, as applicable, with the following exception: any minimum FICO requirements in the Selling Guide will not apply to any mortgages originated prior to July 3, 2000.

c. In addition, mortgages originated as any of the following products (including a refinance of any of the following products) are not eligible for any Enhanced Streamlined Refinance process described in herein:

     mortgages originated pursuant to the Desktop Underwriter(R) "Expanded Approval" Initiative (with or without the Timely Payment RewardsSM feature) or any comparable mortgage products of any other lender or investor;

     mortgages originated as (i) "stated income", which is defined as: the borrower reports income on the Form 1003 and a verbal VOE may be obtained, but the income is not Master Agreement MP03843.1 VAR 2 - 2 June 17, 2003 verified; assets are verified; (ii) "no ratio," which is defined as: the borrower does not report income on the Form 1003 and ratios are not calculated; assets are verified; or (iii) "no income/no asset (`NINA') which is defined as: the borrower's income and assets are neither stated on the Form 1003 nor verified;

     mortgages that originated as subprime or "A minus;"

     mortgages originated under special community lending or affordable housing initiatives (including Community 100SM Mortgages, MyCommunitySM Mortgages and any comparable mortgage products of any other lender or investor); and

     other mortgages or products that may be designated by Fannie Mae from time to time.

Eligible New Loan Terms

Conventional, fixed rate Mortgages; 7/1 ARMs (standard Fannie Mae Plans, or equivalent for "NonFannie-to-Fannie" Refinance Mortgages) and 10/1 ARMs (standard Fannie Mae Plans, or equivalent for "NonFannie-to-Fannie" Refinance Mortgages). In addition, 3/1 ARMs (standard Fannie Mae Plans, or equivalent for "NonFannie-to-Fannie" Refinance Mortgages) and 5/1 ARMs (standard Fannie Mae Plans, or equivalent for "NonFannie-to-Fannie" Refinance Mortgages) are eligible so long as the Existing Loan had the same or shorter initial fixed rate interest period. Balloon mortgages are ineligible.

Asset Verification

None required.

Requalification (payment ratios)
None required.

Maximum Payment Increase
No limit.

Borrowers

The borrower(s) on the Existing Loan (or the current borrower(s), if the Existing Loan was assumed in accordance with the "Assumptions" section below) must be identical to the borrower(s) on the new Mortgage. However, if the new Mortgage is a "Fannie-to-Fannie" Refinance Mortgage and one of the original borrowers has died, the remaining borrower will be eligible for the new Mortgage. Otherwise, if the new Mortgage is a "NonFannie-to-Fannie" Refinance Mortgage and one of the original borrowers has died or if the new Mortgage is a "Fannie-to-Fannie" or "NonFannie-to-Fannie" Refinance Mortgage and the borrowers have divorced, the remaining borrower will be eligible for the new Mortgage, so long as:

  he or she provides evidence that he or she has been making the payments on the Existing Loan from his or her own funds for at least 12 months (the 12 months pay history must be on the Existing Loan, and may not be from multiple mortgages);

  the borrower provides evidence of the divorce from the previous borrower or the previous borrower's death; and

  if the new Mortgage is a "Fannie-to-Fannie" Refinance Mortgage, then the Existing Loan may have no 30-day delinquency in the most recent 12 months preceding the date of the new loan application, notwithstanding the provisions of the "Payment History" paragraph.

Assumptions

For any Existing Loan that was assumed by the current borrower prior to the refinance under these guidelines, Lender represents and warrants that at the time of the assumption, the current borrower qualified for the Existing Loan under Fannie Mae's assumability criteria applicable to standard adjustable-rate mortgages, or such other assumability criteria as may be approved by Fannie Mae in connection with these streamlined refinance guidelines.

Possession of Original Underwriting File

Lender must have the Original Underwriting File, plus the underwriting files on the Existing Loan (if not the same loan as represented by the Original Underwriting File) and all other streamlined refinance loan files previous to the new Mortgage, as applicable. A copy of all reports and findings generated by any automated underwriting system must be included in the loan file. In particular, there must be a copy of any applicable report or finding from the automated underwriting system that recommended a reduced level of mortgage insurance coverage on the Existing Loan, or mortgage insurance will be required at the Standard MI Level on the new Mortgage. Quality control review will cover all such loan files, in addition to the new Mortgage files.

Property Value Certification: Supplemental
Provision.

In addition to the specific provisions provided in the applicable section below, the following provision applies to all Enhanced Streamlined Refinance Mortgages:
As described in the applicable section below, Fannie Mae does not require a new appraisal in these circumstances for determining the LTV of the new Mortgage. However, as always, Fannie Mae requires Lender to comply with all laws applicable to origination and servicing of the refinance loan - including the Homeowners Protection Act of 1998, if applicable. Certain borrower rights and lender obligations provided for by that Act are based on LTVs at origination and at later dates. LTVs referred to in the Act are based on the property's "original value" and the Act prescribes a definition of "original value." Lender is advised to consult with its legal counsel with regard to establishing "original value" as so defined.

Refinancing Practices

Lender must comply with all applicable guidelines relating to refinancing of mortgages in its portfolio, including Part I, Section 309 of the Servicing Guide.

PART A.  "Fannie-to-Fannie" Refinance Mortgages.

The following eligibility requirements relate to Mortgages that represent the refinancing of conventional loans currently owned by Fannie Mae, and serviced by Lender ("'Fannie-to-Fannie' Refinance Mortgages"). Lender must be the seller of the Mortgage to Fannie Mae. "Fannie-to-Fannie" Refinance Mortgages may include existing mortgages that were required to be processed using Desktop Underwriter as a condition to delivery to Fannie Mae, except as otherwise provided in the "Eligible Existing Loan Terms" paragraph of the General Terms section above.

Lender may deliver "Fannie-to-Fannie" Refinance Mortgages that meet the following criteria:

Seasoning of Mortgages

No restrictions.

Maximum LTVs

The LTV on the Existing Loan (no new appraisal is required to determine current
LTV). For Mortgages delivered under Fannie Mae's MBS program, the LTV may not exceed 100%, regardless of the LTV on the Existing Loan.

Cash Out to Borrower

None permitted. New loan balance may exceed the Existing Loan current balance to pay closing costs and lender fees, but may not exceed the original balance of the Existing Loan.

Eligible Properties

All property types, except manufactured housing.

Subordinate Financing

An existing subordinate lien may remain in place, with re-subordination of existing subordinate lien and subject to payment of any applicable loan level price adjustment at delivery (see "Loan Level Price Adjustments Applicable to Certain Mortgages" paragraph below). No maximum combined LTV is applicable.

Credit History

 Payment History

The Existing Loan must be current and have no more than one 30-day delinquency in the most recent 12 months preceding the date of the new loan application, or the elapsed term of the Existing Loan if less than 12 months, except as provided in the "Borrowers" section of the General Terms above. If the Existing Loan was assumed by the current borrower in accordance with the "Assumptions" section of the General Terms above, then the payment history requirement, as applicable, must be satisfied entirely by the current borrower.

 Credit Report
None required, except as may be necessary to obtain the borrower's FICO credit score as required below.

 Minimum FICO Score
None, notwithstanding any FICO credit score requirements contained in the Selling Guide.

Income/Employment Verification

None required. Lenders should follow standard Fannie Mae guidelines for Housing Goals data submission.

Property Value Certification

(See also "Property Value Certification: Supplemental Provision" section in "General Terms" above.)

Upon Lender's delivery of any "Fannie-to-Fannie" Refinance Mortgage, Lender hereby warrants that the value of the mortgaged property securing the Mortgage has not declined since the origination of the loan documented by the Original Underwriting File. With respect to any "Fannie-to-Fannie" Refinance Mortgage for which the Lender cannot represent that the property value has not declined, Lender only represents that the value of the mortgaged property is no less than the amount of the new Mortgage. In either case, nothing herein shall be deemed to release Lender from its representations and warranties relating to the underwriting of the borrower or the property value with respect to the Existing Loan, which representations and warranties shall continue after delivery of the new Mortgage to Fannie Mae. In addition to the remedies set forth in the Fannie Mae Selling and Servicing Guides with respect to Lender's breach of representations and warranties, in the event the Lender is in breach of the foregoing representation and warranty with respect to a Mortgage delivered to Fannie Mae for MBS or cash, Lender must immediately repurchase such Mortgage at the repurchase price set forth in Part VI, Chapter 2, Section 201 of the Fannie Mae Servicing Guide (or any successor provision).

If Lender repurchases a `Fannie-to Fannie' Refinance Mortgage due to breach of the representation of the property value, Lender may contact its Customer Account Manager and Fannie Mae will arrange for the purchase of such Mortgage for cash at a par price, notwithstanding the then current yields otherwise applicable. However, any such Mortgage that was, at the time of its initial delivery hereunder, subject to a risk sharing or recourse arrangement (including, for this purpose, Lender recourse) must retain that arrangement or a comparable arrangement acceptable to Fannie Mae at the time of redelivery to Fannie Mae. Additionally at redelivery, Lender must enter Special Feature Code "10" (Non-Poolable Special Loan) on the Loan Schedule (Forms 1068/1069).

Alternatively, Lender may obtain a new appraisal on which it bases its warranty as to the current value of the property on either Fannie Mae Form 1004 Uniform Residential Appraisal Report or the Fannie Mae Form 2055 Desktop Underwriter Quantitative Analysis Appraisal Report (or Form 2095 for cooperative interest properties) with an interior and exterior inspection (for Mortgages delivered outside of Desktop Underwriter), or Fannie Mae Form 1025 Small Residential Income Property Appraisal Report for two - four unit properties. The following partial completion of Form 1025 is acceptable if the appraiser determines that the property can be valuated appropriately using the sales comparison approach:

(i) page one - completion of all sections is required;

(ii) page two - completion of all sections is required except the "Valuation Analysis;"

(iii) page three - completion is not required; and

(iv) page four - completion of all sections is required except in the "Reconciliation Section," of the three value approaches listed, the appraiser needs to complete ONLY the "Indicated Value by Sales Comparison Approach."

If the appraiser completes the Form 1025, using the partial completion approach outlined herein, the appraiser must certify that an appraisal based solely on a sales comparison approach is an appropriate valuation method for the subject property.

NOTE: If Lender is unable to warrant that the value of the mortgaged property securing the Mortgage has not declined since the origination of the loan documented by the Original Underwriting File, either with or without a new appraisal, then such mortgage is not eligible for delivery to Fannie Mae under this Enhanced Streamlined Refinance process, regardless of the LTV.

Mortgage Insurance

Mortgage insurance must be based upon the LTV of the new Mortgage as provided below, provided that in no event shall mortgage insurance be required if such LTV is 80% or below.

a. Mortgage insurance is required at the higher of (i) the applicable Standard MI Level, or (ii) the level that was required on the Existing Loan if the mortgage insurance level was based on certain product risk characteristics, except as provided in paragraph b. below.

b. For "Fannie-to-Fannie" Refinance Mortgages, if the Existing Loan was originated with MI at a level lower than the Standard MI Level in accordance with (i) Desktop Underwriter guidelines if the Existing Loan was underwritten using Desktop Underwriter, or (ii) the provisions of the Selling Guide, then mortgage insurance must be continued at the same reduced level as required on the Existing Loan, provided that:

     (i) the new Mortgage must meet the eligibility requirements applicable to such reduced coverage level (except that any minimum FICO credit score requirements are not applicable to the new Mortgage);

     (ii) if such reduced coverage level required any additional conditions to delivery, such as a loan level price adjustment or delivery under a separate MBS contract with a higher guaranty fee, then such Mortgage is subject to the payment of the same loan level price adjustment or delivery at the higher guaranty fee and compliance with all other conditions to delivery as provided in the guidelines applicable to such Mortgage
     (e.g., if the Existing Loan was a Flexible 100 Mortgage, then the new Mortgage must meet all requirements for delivery of a Flexible 100 Mortgage per the guidelines as set forth in this Master Agreement); and

     (iii) the new Mortgage must be identified at delivery using any applicable special feature codes that were required to identify the Existing Loan as having a reduced mortgage insurance coverage level.

c. Except as provided in paragraph b. above, all Mortgages with LTVs over 95% must have mortgage insurance coverage at the Standard MI Level applicable to mortgages with LTVs of 95.01-97%.

Loan Level Price Adjustments Applicable to Certain Mortgages

Loan level price adjustments will be due at delivery of certain Mortgages. The price adjustment is due for any Mortgage that meets the criteria for assessment of a loan level price adjustment as set forth in the Selling Guide. Some examples of Mortgages that are subject to loan level price adjustments are:

   Investor Property Mortgages (including Mortgages representing the refinance of an Existing Loan that was originally an owner-occupied property or a second home that converted to an investor property);

   Mortgages secured by two-unit properties with LTVs of 90.01-95%; and

   Mortgages subject to certain subordinate financing structures.

In addition to the example above, the Mortgage may require other loan level price adjustments. The loan level price adjustment is equal to the product of:
(i) the percentage amount specified by Fannie Mae and (ii) the issue date principal balance of such Mortgage.

Delivery Requirements

Execution of a new Fannie Mae Form 1003, Uniform Residential Loan Application is required.

Lender must provide the following required Housing Goals data elements at delivery of the new Mortgage:

 Monthly Income of the borrower(s)

 Eligible Rents for units 1, 2, 3, 4 (where applicable)- (rent information must be provided for each unit)

 Number of Bedrooms for units 1, 2, 3, 4 (where applicable)- (number of bedrooms must be provided for each unit)

 Borrower(s) Race

It is essential that Lender obtain the current income of the borrower. This income data will only be used for purposes of allowing Lender to comply with obligatory government loan origination reporting requirements and will not be used to verify income of the borrower for purposes of originating the new Mortgage.

Special Feature Codes

For all "Fannie-to-Fannie" Refinance Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code "288" when submitting the Loan Schedule or the Schedule of Mortgages, as applicable, to indicate the loan is currently owned by Fannie Mae and is not a "cash-out" refinance loan. Additionally, Lender must identify the Mortgage with all other applicable special feature codes per the Selling Guide, or as otherwise instructed by Fannie Mae, including Special Feature Codes "412" for Mortgages that represent the refinance of a Flexible 100 Mortgage, "446" for Mortgages that represent the refinance of a Flexible 80/20 Mortgage, and "206" for Mortgages that represent the refinance of a Flexible 97 Mortgage.

PART B. "NonFannie-to-Fannie" Refinance Mortgages to 90%.

The following eligibility requirements relate to Mortgages that represent the refinancing of conventional loans not currently owned by Fannie Mae, but serviced by Lender ("`NonFannie-to-Fannie' Refinance Mortgages"). Lender must be the seller of the Mortgage to Fannie Mae.

In addition to the provisions of the "Eligible Existing Loan Terms" paragraph of the "General Terms" section above, any Existing Loan that required a loan level price adjustment to be paid at delivery due to product risk characteristics or other specially negotiated terms that are not referenced in the Fannie Mae Selling Guide is not eligible for refinance and delivery to Fannie Mae under these guidelines, unless Fannie Mae specifically approves the delivery of such loans and they are delivered subject to such price adjustments and/or credit enhancement as deemed appropriate by Fannie Mae.

Lender may deliver "NonFannie-to-Fannie" Refinance Mortgages that meet the following criteria:

Seasoning of Mortgages

Minimum 12 months seasoning is required. The 12 months may be satisfied using multiple mortgages, provided they were secured by the same property that secured the new Mortgage and Lender was the servicer of all such previous mortgages.

Maximum LTVs

The maximum loan-to-value ratio shall be the lesser of (i) maximum original LTV of the Existing Loan or (ii) 90%.

Cash Out to Borrower

None permitted. New loan balance may exceed Existing Loan current balance to pay closing costs and lender fees, but may not exceed the original balance of the Existing Loan.

Eligible Property Types

One unit, owner-occupied primary residences and second homes, including units in condominium projects meeting Fannie Mae or Freddie Mac requirements and PUDs, are eligible. Mortgages secured by manufactured housing are not eligible for delivery under this Variance.

Subordinate Financing

An existing subordinate lien may remain in place, with re-subordination of existing subordinate lien and subject to payment of any applicable loan level price adjustment at delivery (see "Loan Level Price Adjustments Applicable to Certain Mortgages" paragraph below). The maximum combined LTV is 90%.

Credit History

 Payment History

Existing Loan must be current and have no 30-day delinquency in the most recent 12 months preceding the date of the new loan application. The 12 months may be satisfied using multiple mortgages, provided they were secured by the same property that secured the new Mortgage and Lender was the servicer of all such previous mortgages. If the Existing Loan was assumed by the current borrower in accordance with the "Assumptions" section of the General Terms above, then the payment history requirement must be satisfied entirely by the current borrower.

 Credit Report

New in-file report is required.

 Minimum FICO Score

Notwithstanding any different FICO credit score requirements contained in the Selling Guide, for salaried borrowers, the minimum FICO is 680 and for self-employed borrowers, the minimum FICO is 700.

 Bankruptcy

With respect to "NonFannie-to-Fannie" Refinance Mortgages, if the borrower has filed for bankruptcy since the origination of the Existing Loan, then the Mortgage is not eligible for delivery to Fannie Mae.

Income/Employment Verification

Salaried Borrower: Telephone verification of employment or paystub required.

Self-employed: Independent verification of the existence of the business required. (e.g. telephone listing, licensing bureau, etc.) Signed IRS form 4506 or 8821 required.

Property Value Certification

(See also "Property Value Certification: Supplemental Provision" section in "General Terms" above.)

Upon Lender's delivery of any "NonFannie-to-Fannie" Refinance Mortgage, Lender hereby warrants that the value of the mortgaged property securing the Mortgage has not declined since the origination of the loan documented by the Original Underwriting File. Alternatively, Lender may obtain a new appraisal on which it bases its warranty as to the current value of the property on either Fannie Mae Form 1004 Uniform Residential Appraisal Report or the Fannie Mae Form 2055 Desktop Underwriter Quantitative Analysis Appraisal Report. If Form 2055 is used on loans delivered outside of Desktop Underwriter, an interior inspection is also required.

NOTE: If Lender is unable to warrant that the value of the mortgaged property securing the Mortgage has not declined since the origination of the loan documented by the Original Underwriting File, either with or without a new appraisal, then such mortgage is not eligible for delivery to Fannie Mae under this Enhanced Streamlined Refinance process, regardless of the LTV.

Mortgage Insurance

Mortgage insurance must be based upon the LTV of the new Mortgage as provided below, provided that in no event shall mortgage insurance be required if such LTV is 80% or below.

a. Mortgage insurance is required at the higher of (i) the applicable Standard MI Level, or (ii) the level that was required on the Existing Loan if the mortgage insurance level was based on certain product risk characteristics, except as provided in paragraph b. below.

b. For "NonFannie-to-Fannie" Refinance Mortgages, if the Existing Loan was (1) underwritten using, and originated with MI at a level lower than the Standard MI Level in accordance with the guidelines of, an automated underwriting system provided such Existing Loan received a minimum recommendation of "accept" from such other automated underwriting system, and (2) such reduced coverage level required a loan level price adjustment at delivery or delivery at a higher guaranty fee, then:

     (i) (A) if the Existing Loan was subject to a loan level price adjustment at delivery, then mortgage insurance must be continued at the same reduced level as required on the Existing Loan, and the new Mortgage is subject to the applicable Fannie Mae loan level price adjustment that would have been applicable to the Existing Loan at delivery; or (B) if the Existing Loan was subject to delivery at a higher guaranty fee, then mortgage insurance at the applicable Standard MI Level is required;

     (ii) such Mortgages must also comply with any other conditions to delivery as provided in the guidelines applicable to such Mortgage;

     (iii) the new Mortgage must meet Fannie Mae's eligibility requirements applicable to the reduced coverage level (except that any minimum FICO credit score requirements are not applicable to the new Mortgage); and

     (iv) the new Mortgage must be identified at delivery using any of Fannie Mae's applicable special feature codes that would identify the Existing Loan as having a reduced mortgage insurance coverage level.

Loan Level Price Adjustments Applicable to Certain Mortgages

Loan level price adjustments will be due at delivery of certain Mortgages, for example, Mortgages subject to certain subordinate financing structures. In addition to this example, other Mortgages may require loan level price adjustments. The price adjustment is due for any Mortgage that meets the criteria for assessment of a loan level price adjustment as set forth in the Selling Guide.

In addition to the example above, the Mortgage may require other loan level price adjustments. The loan level price adjustment is equal to the product of:
(i) the percentage amount specified by Fannie Mae and (ii) the issue date principal balance of such Mortgage.

Delivery Requirements

Execution of a new Fannie Mae Form 1003, Uniform Residential Loan Application is required.

Lender must provide the following required Housing Goals data elements at delivery of the new Mortgage:

 Monthly Income of the borrower

 Eligible Rents for units 1, 2, 3, 4 (where applicable)- (rent information must be provided for each unit)

 Number of Bedrooms for units 1, 2, 3, 4 (where applicable)- (number of bedrooms must be provided for each unit)

 Borrower Race

 Co-Borrower Race

Special Feature Codes

For all "NonFannie-to-Fannie" Refinance Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code "289" when submitting the Loan Schedule or the Schedule of Mortgages, as applicable, to indicate the loan is currently NOT owned by Fannie Mae and is not a "cashout" refinance loan. Additionally, Lender must identify the Mortgage with all other applicable special feature codes per the Selling Guide, or as otherwise instructed by Fannie Mae.

VAR 3                   InterestFirst Terms and Conditions

May 2003

In addition to conforming fixed-rate, level payment InterestFirst Mortgages as provided in the Selling Guide, InterestFirst Mortgages may also be standard non-convertible 5/1 ARMs, 7/1 ARMs, or 10/1 ARMs (collectively, "ARMs" or "InterestFirst ARMs"). Lender may deliver InterestFirst ARMs in accordance with the following:

1. InterestFirst ARMs must conform to the provisions of the Selling Guide applicable to InterestFirst FRMs, with the following exceptions:

(a) For InterestFirst ARMs originated under purchase money or limited cash-out refinance transactions, the maximum LTV (and combined LTV if there is subordinate financing involved) ("CLTV") is 90% and the maximum home equity combined loan-to-value ("HCLTV") is 95%.

(b) For InterestFirst ARMs originated under cash-out refinance transactions, the maximum LTV and CLTV is 70% and HCLTV is 75%.

(c)  InterestFirst ARMs have the following ARM plan numbers:

     (i) If delivered for cash:
         (A) 5/1 ARMs are Plans 660 and 2725
         (B) 7/1 ARMs are Plans 750 and 2727
         (C) 10/1 ARMs are Plans 1423 and 2729

     (ii) If delivered for MBS:
         (A) 5/1 ARMs are Plans 3226 (identical to Plan 660) and 3223 (identical to Plan 2725). Please note that Plan 2725 InterestFirst ARMs delivered for for cash have a 5% lifecap, whereas non-InterestFirst Plan 2725 ARMs delivered for MBS may have a 6% lifecap.
         (B) 7/1 ARMs are Plans 3227 (identical to Plan 750) and 3224 (identical to Plan 2727)
         (C) 10/1 ARMs are Plans 3228 (identical to Plan 1423) and 3225 (identical to Plan 2729)

Note: For operational purposes, the MBS plan numbers differ from the cash plan numbers for the same ARM product, even though the plan characteristics are identical. The ARM characteristics for the InterestFirst ARM plans are described on Exhibit A attached hereto.

(d) InterestFirst ARMs must be documented using the Fannie Mae/Freddie Mac uniform security instrument appropriate for the mortgaged property jurisdiction, together with the following notes:

     (i) LIBOR-indexed ARMs (Plans 2725, 2727, 2729, 3223, 3224 and 3225) must be documented using the "InterestFirst Adjustable Rate Note" (Fannie Mae Form 3530); and
     (ii) Treasury-indexed ARMs (Plans 660, 750, 1423, 3226, 3227 and 3228)
          must be documented using the "InterestFirst Adjustable Rate Note" (Fannie Mae Form 3531).

2. InterestFirst ARMs must be (a) submitted through Desktop Underwriter ("DU") and receive an "Approve/Eligible" recommendation, and (b) documented and originated in accordance with the DU requirements. InterestFirst ARMs should be submitted through DU using ARM Plan category - FN Generic, 5 YR, 7 YR or 10 YR (as applicable for 5/1 ARMs, 7/1 ARMs, or 10/1ARMs).

3. InterestFirst ARMs may be delivered under Fannie Mae's Negotiated Transactions for Cash Purchase program or for MBS. InterestFirst ARMs with different initial fixed interest rate periods may not be commingled in the same cash commitment.

4. Lender must contact its customer account team for pricing applicable to InterestFirst ARMs.

5. In addition to any loan level price adjustments applicable to the InterestFirst ARMs submitted to DU for analysis, all InterestFirst ARMs that are subject to subordinate financing and have LTVs over 75%, regardless of the CLTV, will be subject to a loan level price adjustment equal to the product of: (i) 0.25% and (ii) the issue date principal balance of such Mortgage. In accordance with the procedures described in the Selling Guide, the price adjustment(s) will be either (a) drafted from Lender's designated drafting account, in the case of InterestFirst ARMs in MBS pools, or (b) deducted from the purchase proceeds disbursed to Lender at the time of sale to Fannie Mae, in the case of InterestFirst ARMs delivered for cash.

6. Only the "Actual/Actual" remittance type is available for InterestFirst ARMs delivered for cash.

7.   For InterestFirst ARMs delivered for MBS:

     (a) Lender is required to enter the following Future Feature Codes in the MBS Pool Submission System (Poolsub):
         (i) "143" for 5/1 ARMs,
         (ii) "144" for 7/1 ARMs, and
         (iii) "145" for 10/1 ARMs.
     (b) The Pool Prefix will be:
         (i) "WS" for Treasury-indexed ARMs (Plans 3226, 3227 and 3228); and
         (ii) "LB" for LIBOR-indexed ARMs (Plans 3223, 3224 and 3225).

8. Except as modified by these Terms and Conditions, Lender represents and warrants that InterestFirst ARMs delivered to Fannie Mae shall conform to the requirements of the Selling Guide and the Guide to Underwriting with Desktop Underwriter, both as may be amended from time to time.

                               Exhibit "A"
                     Fannie Mae InterestFirst ARM Plans



ADDITIONAL INFORMATION FOR ALL STANDARD FANNIE MAE ARM PLANS:

1. The Mortgage interest rate may never be lower than the ARM's Mortgage Margin, regardless of any downward interest rate cap indicated above.

2.   There is no lifetime interest rate floor, other than the ARM's Mortgage
     Margin.

3. To be pooled as a standard Fannie Mae ARM plan without a special disclosure, the ARM must:

     Be due on the first day of the month;

     Have an original maturity no longer than 30 years; and

     Provide for calculation of the new interest rate by rounding the sum of the Index plus the ARM's Mortgage Margin to the nearest one-eighth (0.125) of 1.00%.
     If otherwise, a special disclosure will be required.

Index Terminology Legend
Trsy sec: Treasury indexes are weekly averages, adjusted to a constant maturity.
LIBOR: London Interbank Offered Rate as published by Fannie Mae or The Wall
       Street Journal, as indicated above.

VAR 4               Use of Other Automated Underwriting System.

Fannie Mae recognizes that Lender may originate or purchase from third parties Mortgages that have been submitted for evaluation to an automated underwriting system ("AUS") other than DU. Lender may deliver to Fannie Mae Mortgages processed through a third-party system in accordance with the provisions of this Variance, provided that Lender acknowledges and agrees not to use these provisions in any manner that would adversely select or harm Fannie Mae and:

1. The Mortgages meet Fannie Mae's eligibility requirements described in the Fannie Mae Selling Guide, as modified by the Master Agreement or the DU Guide, as any of the foregoing may be amended from time to time. Mortgages secured by manufactured housing are not eligible for delivery under this Variance.

2. Such Mortgages must receive a recommendation of "standard accept" (either full or streamlined documentation levels) or "accept plus" from the other AUS.

3. All data pertaining to the Mortgage is complete and accurate, and all data on which the underwriting recommendation of the other AUS was based remain unchanged as of the closing date for such Mortgage.

4. Such Mortgages must be documented and closed in accordance with the requirements of the other AUS, except with respect to the appraisal requirements, as provided in Paragraph 13 below. Verification of all such data is provided with the delivered Mortgage loan file and such verification complies with the requirements of the other AUS. Lender must take all appropriate action in response to the verification messages/approval conditions that appear in the "findings" report that the other AUS produces with respect to the related Mortgage loan application prior to the closing of the Mortgage, with proper documentation in the loan file. Lender represents and warrants that copies of all reports generated by the other system will be included in the loan file, and that Lender is not prohibited from providing such copies.

5. With the exception of Mortgages that are otherwise eligible for delivery under the Master Agreement or DU, Mortgages receiving a recommendation of "standard accept" (either full or streamlined documentation levels) or "accept plus" from the other AUS are not eligible for delivery under this Variance if the recommendation (1) includes a requirement for additional fees, credit enhancements, or other special conditions, except as otherwise expressly provided in Paragraph 9 below, or (2) the Mortgage insurance coverage level obtained is lower than required per Fannie Mae's Selling Guide, even if a reduced level of coverage is permitted by the other AUS recommendation.

6. Lender and Fannie Mae agree that Freddie Mac's Loan Prospector is the AUS approved under this Variance.

7. For all Mortgages, Lender must enter the borrower's representative FICO credit score into the appropriate data field when submitting the Mortgage to Fannie Mae in accordance with the Fannie Mae Selling Guide.

8. Except as otherwise provided herein, Lender makes all applicable selling representations and warranties as required by the Fannie Mae Selling Guide and the Mortgage Selling and Servicing Contract by and between Lender and Fannie Mae.

9. The provisions of this Variance do not apply to any Mortgage product that is currently required by Fannie Mae to be submitted to DU for evaluation ("DU-Only Products") (e.g., Flexible Mortgages), or to Mortgages under any initiative or pilot where Fannie Mae requires a particular DU recommendation in order for the Mortgages to be delivered as part of the initiative and, in each such case, such Mortgages must be processed through DU and receive an acceptable recommendation in order to be eligible for delivery to Fannie Mae, except, with respect to DU-Only Products, as follows: if there is a Mortgage product available in the other AUS that is equivalent to a DU-Only Product (as determined by Fannie Mae), then such Mortgage is eligible for delivery to Fannie Mae, subject at delivery to the
     (1) payment of all loan level price adjustments or special all-in yield pricing applicable to the equivalent DU-Only Product, and (2) identification by any special feature code applicable to the equivalent DU-Only Product.

10.  At delivery, Lender must:

     (a) identify all Mortgages underwritten using an AUS other than DU in accordance with this Variance by inserting the following Special Feature Code(s) on the Loan Schedule or Schedule of Mortgages, as applicable: (i) "361" for all Mortgages, and (ii) any other special feature code loan that would be required if the Mortgage had been submitted to DU prior to delivery; and

     (b) pay all applicable loan level price adjustments required under Fannie Mae's eligibility criteria.

11. Lender shall continue to make all representations and warranties as if such underwriting documentation complied with the requirements described in the Fannie Mae Selling Guide, as modified by the Master Agreement.

12. Fannie Mae will analyze the credit risks associated with such Mortgages and will provide Lender with the results of this analysis. Upon request, Lender will provide to Fannie Mae any data or information relating to the Mortgages delivered to Fannie Mae which were processed through the other AUS, and Lender represents and warrants that Lender is not prohibited from providing such data or information to Fannie Mae. If Fannie Mae's analysis indicates that a significant number of such Mortgages contained a high risk of default, Lender and Fannie Mae will work together to identify and implement product or process changes to reduce the number of such high risk Mortgages expected to be delivered during the following quarter (or, in lieu of product or process changes, Lender and Fannie Mae may discuss prospective price adjustments to compensate Fannie Mae for the risks associated with such Mortgages). If Fannie Mae and Lender cannot agree on the appropriate actions to be taken during the following quarter to address high risk Mortgages, then Fannie Mae reserves the right to discontinue accepting such Mortgages.

13. With respect to all Mortgages underwritten using the other AUS, the property value must be supported by an interior and exterior appraisal performed using the Desktop Underwriter Quantitative Analysis Appraisal Report (Form 2055) in accordance with the requirements in the DU Guide, regardless of the finding by the other AUS. If a Mortgage is not eligible for Form 2055, per the DU Guide, then a full appraisal in accordance with the Fannie Mae Selling Guide is required.

14. If Fannie Mae determines that Lender is using these provisions in any manner that is adversely selecting or harming Fannie Mae, then Fannie Mae may terminate Lender's ability to deliver Mortgages underwritten by the other AUS upon 90-days notice.

VAR 5             Power of Attorney

Lender may deliver Mortgages closed in the name of a third party originator and sold to Lender, for which Lender has executed the intervening assignments and endorsed the Mortgage notes to itself pursuant to a valid power of attorney from the third party originator, so long as:

(a) Lender is utilizing such Power of Attorney solely on an exception basis in those cases where the third party originator failed to endorse the note and/or execute the assignment of Mortgage.

(b) The Power of Attorney is in compliance with the requisite state law and was properly recorded in the public recording office where the Mortgage and assignment of Mortgage was recorded, prior to the assignment of Mortgage being recorded.

(c) Lender shall retain an original executed Power of Attorney from the third party originator and attach a copy to each such Mortgage note delivered to Fannie Mae or to Lender's document custodian.

(d) In connection with the delivery of each Mortgage, Lender represents and warrants that the Power of Attorney is still in effect and is for the sole purpose of specifically authorizing the execution of the transfer of documents to the holder of the Power of Attorney for the specified Mortgage(s).

(e) Lender is not relieved of any representations and warranties contained in the Fannie Mae Selling or Servicing Guides, or the Mortgage Selling and Servicing Contract between Fannie Mae and Lender.

Maximum Percentage: The aggregate outstanding principal amount of all such Mortgages delivered pursuant to this variance shall not exceed the amount equal to 5% of all Mortgages delivered pursuant to this Master Agreement.

VAR 6 Desktop Underwriter 'Expanded Approval with Timely Payment RewardsTM' Initiative

June 2003

The following terms and conditions apply only to Mortgages originated and delivered to Fannie Mae pursuant to the Desktop Underwriter(R) "Expanded Approval with Timely Payment RewardsTM" Initiative (hereinafter referred to as "the Initiative"). Mortgages originated under the Initiative must have been submitted to the Expanded Approval version of Desktop Underwriter for analysis.

Lender may deliver Mortgages originated under the Initiative in accordance with the following:

1. Eligibility.

(a) General. Each Mortgage must comply with the requirements of the "Expanded Approval with Timely Payment Rewards Lender Guide" (the "EA Lender Guide"), as may be amended from time to time, as supplemented by the following specific provisions below. A breach of any of such eligibility criteria shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide. The EA Lender Guide may be accessed through eFannieMae.com, under "Mortgage Product Information."

(b)  Recommendation Levels.

     (i) Mortgages receiving an "EA-I/Eligible," "EA-II/Eligible," or "EA-III/Eligible" recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for delivery in accordance with the terms hereof.

     (ii) Any Mortgage receiving a recommendation of "Refer W Caution/IV" is ineligible for delivery to Fannie Mae.

     (iii) Generally, Mortgages that receive an "EA/Ineligible" recommendation are not deliverable to Fannie Mae. If any such Mortgage meets the requirements of an applicable Product Variance or a Community Lending Product Variance as described in Paragraph 4(b) below, or a negotiated underwriting variance in the Master Agreement ("Underwriting Variance") providing for specific eligibility requirements, as described in Paragraph 4(a) below, then such Mortgages are only deliverable in accordance with the provisions of Paragraph 4 below.

(c) Product Eligibility.

See the EA Lender Guide for all product eligibility information.

(d) Definitions.

As used herein, these terms have the following meanings:

(i) "EA-I Mortgages" means Mortgages receiving a recommendation of "EA-I/Eligible" or "EA-I/Ineligible," only if an Underwriting Variance per Paragraph 4(a) is applicable.

(ii) "EA-II Mortgages" means Mortgages receiving a recommendation of "EAII/ Eligible" or "EA-II/Ineligible," only if an Underwriting Variance per Paragraph 4(a) is applicable.

(iii) "EA-III Mortgages" means Mortgages receiving a recommendation of "EAIII/ Eligible" or "EA-III/Ineligible," only if an Underwriting Variance per Paragraph 4(a) is applicable.7

(e) ARM Margins.

Notwithstanding the provisions of the Selling Guide, eligible ARMs may have mortgage margins in excess of 300 basis points, up to the following maximum amounts;

(i) 325 basis point for EA-I Mortgages;

(ii) 350 basis points for EA-II Mortgages; and

(iii) 387.50 basis points EA-III Mortgages.

2. Limited Waiver of Warranties.

Mortgages receiving the "EA-I/Eligible," "EA-II/Eligible," and "EA-III/Eligible" recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for the "Limited Waiver of Representations and Warranties," as set forth in the Selling Guide, Part I, Chapter 2, Section 202.02, provided that each such Mortgage:

(a) is subject to all applicable requirements, restrictions, stipulations, and limitations specified in this Master Agreement, the applicable Pool Purchase Contract and the Guide to Underwriting with Desktop Underwriter, as amended from time to time (the "Desktop Underwriter Guide"), as modified by this Agreement, which may include the purchase price or guaranty fee, any price adjustment, or similar charge and the aggregate outstanding principal amount; and

(b)  meets all applicable product eligibility requirements.

3. Timely Payment Rewards Feature.

Only fixed rate,
fully amortizing, level payment EA-II Mortgages and EA-III Mortgages may be originated with the Timely Payment Rewards feature, which includes an interest rate reduction provision, subject to the following:

(a)  Such Mortgages must be delivered to Fannie Mae for cash.

(b)  The Mortgage must meet all applicable product eligibility requirements.

(c) The Mortgage must be originated with the Timely Payment Rewards Addendum to the Note (Fannie Mae Form 1410) (the "Addendum") and the Timely Payment Rewards Rider to the Security Instrument (Fannie Mae Form 1412) (the "Rider").

(d) The mortgagor must meet the eligibility criteria set forth in the Addendum and the Rider. The Mortgage servicer will be responsible for complying with the provisions of the EA Lender Guide relating to interest rate reduction, including evaluating the mortgagor's payment history on the second, third and/or fourth anniversary date of the scheduled due date of the first full installment payment due under the Note ("Anniversary Date") to determine if the mortgagor has met the eligibility criteria for the interest rate reduction.

4. Mortgages with Product Variances or Underwriting Variances.

(a) Mortgages that receive an "EA/Ineligible" recommendation that were originated with Underwriting Variances are only deliverable to Fannie Mae with Fannie Mae's prior approval. Fannie Mae must approve combining the Underwriting Variance with the Initiative, even if the Underwriting Variance has been approved under this Master Agreement for non-Initiative mortgages. The specific reason(s) for ineligibility must be permitted under the terms of the Underwriting Variance. With Fannie Mae's prior approval, Lender may deliver such Mortgages, provided that such Mortgages:

(i)  are not eligible for the Limited Waiver of Warranties;

(ii) must meet all of the terms of the Initiative specified herein and the terms applicable to the Underwriting Variance;

(iii) must be identified with the applicable special feature code for the Initiative in addition to any special feature codes that may be applicable under the terms of the Underwriting Variance; and

(iv) are subject to the applicable loan level price adjustments for the Initiative, in addition to any loan level price adjustments that may be applicable under the terms of the Underwriting Variance.

(b) Certain Mortgages receiving any of the three levels of "EA/Eligible" recommendations or an "EA/Ineligible" recommendation in Desktop Underwriter may also meet the requirements of a product, initiative or pilot that is available to Lender under the terms of this Master Agreement (a "Product Variance"). If the Product Variance is a Community Lending or affordable housing initiative or pilot (a "Community Lending Product Variance"), then Lender may disregard the "EA" recommendation and underwrite such Mortgage outside of Desktop Underwriter in accordance with the provisions of the Community Lending Product Variance, provided that such Mortgages:

(i)  are not eligible for the Limited Waiver of Warranties;

(ii) must meet all of the terms of the Community Lending Product Variance;

(iii) must be identified only with the special feature codes applicable to the Community Lending Product Variance (the special feature codes applicable to the Initiative shall not apply to such Mortgages); and

(iv) are subject to the pricing and any loan level price adjustments applicable to the Community Lending Product Variance (the loan level price adjustments applicable to the Initiative shall not apply to such Mortgages).

Mortgages receiving any of the three levels of "EA/Eligible" recommendations or an "EA/Ineligible" recommendation in Desktop Underwriter that meet the requirements of a Product Variance that is available to Lender under the terms of this Master Agreement, but that is not a Community Lending Product Variance, may be delivered to Fannie Mae only with Fannie Mae's prior approval.

(c) Any variance for the waiver of any of Fannie Mae's standard loan level price adjustments shall not apply to Mortgages originated under the Initiative.

5. Delivery and Pricing.

(a) Loan Level Price Adjustments for MBS Delivery.

(i) Each EA-I Mortgage, EA-II Mortgage and EA-III Mortgage delivered for MBS is subject to payment of the applicable base guaranty fee, as set forth in the applicable MBS pool purchase contract, in addition to payment of the applicable Initiative loan level price adjustment as shown below, plus all other loan level price adjustments that may be applicable to such Mortgage. Additionally, Lender shall identify all EA-I Mortgages, EA-II Mortgages and EA-III Mortgages at delivery with the applicable Special Feature Code as shown below.

(ii) Lender must set up a bank account from which Fannie Mae can draft loan level price adjustments in accordance with the requirements of the Selling Guide, as amended from time to time.

(iii) Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.

(iv) Please note that any loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

(v) Mortgages described in Paragraph 5(b)(ii) below are not eligible for delivery for MBS.

(b) Cash Execution.

(i) All EA-I Mortgages, EA-II Mortgages and EA-III Mortgages are eligible for delivery for cash.

(ii) All EA-II Mortgages and EA-III Mortgages that include the Timely Payment Rewards feature are eligible for delivery only for cash.

(iii) In addition to the cash pricing described in subparagraph (iv) below, each Mortgage is subject to the payment of all other loan level price adjustments that may be applicable to such Mortgage. Lender shall identify all Mortgages at delivery with the applicable Special Feature Code as shown below.

(iv) To obtain Fannie Mae cash pricing, Lender may go to eFanniemae.com and select "eCommitting" under the Lending and Servicing menu or call the Cash Commitment Window for separate commitments at 1-800-752-1080 and select Option 5. At delivery Lender must advise the Cash Commitment Window:

(A)  that the subject commitment is for the Initiative, and

(B) that the subject risk level is either I, II or III (indicate which one), and

(C) if applicable, that the Mortgage includes the Timely Payment Rewards rate reduction feature, and

(D) of the applicable Special Feature Code(s) and all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time; and

(E)  the applicable mortgage insurance level; and

(F)  of the mortgage term (10-year, 15-year, 20-year, or 30-year), and

(G) of the mortgage product (fixed-rate mortgage or the applicable ARM plan), and

(H)  of the LTV of the Mortgage.

(v) Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.

(vi) Please note that the cash price and/or any other loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

6.  General.

(a) Mortgage Insurance.

(i) The terms and conditions on which Fannie Mae has agreed to acquire the Mortgages originated pursuant to the Initiative assume that additional mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages have been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (A) cause a mortgage insurer to decline to insure a Mortgage, or (B) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(ii) A minimum of 35% mortgage insurance coverage is required for (A) all Mortgages with LTVs greater than 95%, and (B) all Mortgages with LTVs of 90.01-95% originated using flexible sources of funds for the downpayment.

(iii) Mortgages originated with mortgage insurance under the "Reduced MI" Coverage Option or the "Lower-Cost MI" Coverage Option (all as described in the Selling Guide) are not eligible for delivery under the Initiative.

(b) Subordinate Financing.

Mortgages may be subject to subordinate financing in accordance with the EA Lender Guide. Mortgages subject to subordinate financing are subject to any applicable loan level price adjustments, in addition to any other loan level price adjustments that may apply.

(c) Loan Level Price Adjustments.

All loan level price adjustments referenced herein will be equal to the percentage amount specified multiplied by the issue date principal balance of the Mortgage, in the case of Mortgages delivered for MBS and the delivery date principal balance, for mortgages delivered for cash.

(d)  Refinances.

Mortgages delivered to Fannie Mae under the Initiative are not eligible for subsequent refinancing using any Fannie Mae Enhanced Streamlined Refinance process. In order for such mortgages to be eligible for delivery to Fannie Mae, these cases must be submitted to Desktop Underwriter for credit risk analysis.

(e) Servicing.

Lender agrees to service Mortgages originated pursuant to the Initiative in accordance with the provisions of the "EA Lender Guide," as amended from time to time.

(f) EA-III Mortgages for MBS Delivery.

Effective with
EA-III Mortgages delivered on or after May 1, 2003, EA-III Mortgages are eligible for delivery under Fannie Mae's MBS program. EA-III Mortgages delivered prior to May 1, 2003, are not eligible for MBS delivery (even in pools with May 2003 issue dates).

SPECIAL REQUIREMENTS

This Special Requirements Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following special requirements. Unless otherwise specified, the following special requirements apply only to conventional, first lien Mortgages.

TABLE OF CONTENTS

GEMICO Supplemental Primary Secondary Market Policy (07/02)
MGIC Choice Coverage Secondary Market Policy (07/02)
pmiPremier Secondary Market Coverage Policy (12/02)
RMIC Market Flex Secondary Market Policy (07/02)
Radian Secondary Market Coverage Policy (07/02)
Delivery Requirement

GEMICO Supplemental Primary Secondary Market Policy 07/02

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a GE Mortgage Insurance Corporation ("GEMICO") Supplemental Primary Secondary Market Policy ("Secondary Market Policy"). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages ("SMC Mortgages") and may be delivered in accordance with the following:

1. Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

(a)  Eligible SMC Mortgages are limited to the following:

(i)  fixed-rate level-payment, fully amortizing Mortgages;

(ii) 7-year balloon Mortgages;

(iii) 5/1 ARMs, 7/1 ARMs, and 10/1 ARMs (Fannie Mae's standard ARM plans); or

(iv) Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

(v) Flexible Mortgages that receive an "Eligible" recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

(vi) such other mortgage products that may be specifically approved in writing by GEMICO and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

(b) The following Mortgages are ineligible for SMC:

(i) Mortgages originated under Fannie Mae's Desktop Underwriter "Expanded Approval with Timely Payment Rewards" Initiative.

(ii) Any mortgage that receives an "A Minus" mortgage insurance premium rate from the mortgage insurer.

2. Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer's traditional ("A" paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio ("LTV") of such Mortgage equal to the greater of:

(i) the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products; or

(ii) the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b) Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

(i) 12% for 80.01-85% LTVs;

(ii) 17% for 85.01-90% LTVs;

(iii) 25% for 90.01-95% LTVs; and

(iv) 30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above -- refer to the specific product guidelines or terms and conditions for any higher required MI coverage that may be applicable.)

(v) Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c) Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3. Loan Level Price Adjustments: For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (productspecific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4. Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae nor have been originated prior to September 1, 2001.

5. Additional Requirements:

(a) All SMC Mortgages delivered to Fannie Mae must be covered by standard GEMICO primary mortgage insurance, which premiums must be paid in installments by the borrower under a single-premium, annual premium, monthly premium or "zero monthly" payment plan. Premiums may not be lender-paid.

(b) If Fannie Mae is unable to obtain coverage under a satisfactory GEMICO Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c) Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) included in a captive reinsurance arrangement between Lender and GEMICO, or covered by a GSE pool insurance policy issued by GEMICO or some other GEMICO risk-sharing or profit sharing arrangement; (iii) insured under any GEMICO "A Minus" or "Alt A" premium rate plan, (iv) insured under any GEMICO policy with primary mortgage insurance premiums pursuant to affinity rates, credit union rates or relocation rates, or (v) insured with GEMICO discounted mortgage insurance rates.

(d) Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e) Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the GEMICO Secondary Market Policy for the period commencing with Lender's first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f) Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with GEMICO and that it shall maintain such policy with GEMICO as long as it continues to sell or service SMC Mortgages covered by the GEMICO Secondary Market Policy, or
     (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with GEMICO and that has agreed with Fannie Mae to maintain such policy with GEMICO as long as it services SMC Mortgages covered by the GEMICO Secondary Market Policy.

(g) With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae's policies) the original certificate or electronic record evidencing coverage under its GEMICO standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with GEMICO and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the GEMICO standard primary mortgage insurance master policy.

6. SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). P09042, P09043, P09044, P09045.

7. Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by GEMICO to be ineligible for GEMICO Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or
     (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the GEMICO Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

MGIC Choice Coverage Secondary Market Policy (07/02)

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a Mortgage Guaranty Insurance Corporation ("MGIC") Choice Coverage Secondary Market Policy ("Secondary Market Policy"). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages ("SMC Mortgages") and may be delivered in accordance with the following:

1. Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

(a)  Eligible SMC Mortgages are limited to the following:

(i)  fixed-rate, level-payment, fully amortizing mortgages;

(ii) all adjustable rate mortgages originated under Fannie Mae's standard ARM plans;

(iii) 7- year balloon mortgages;

(iv) Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

(v) Flexible Mortgages that receive an "Eligible" recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

(vi) such other mortgage products that may be specifically approved in writing by MGIC and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

(b) Mortgages originated under Fannie Mae's Desktop Underwriter "Expanded Approval with Timely Payment Rewards" Initiative are ineligible for SMC.

2. Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer's traditional ("A" paper) rate card, unless otherwise specifically approved in writing by MGIC, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio ("LTV") of such Mortgage equal to the greater of:

(i) the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products; or

(ii) the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b) Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

(i) 12% for 80.01-85% LTVs;

(ii) 17% for 85.01-90% LTVs;

(iii) 25% for 90.01-95% LTVs; and

(iv) 30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above -- refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)

(v) Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c) Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3. Loan Level Price Adjustments: For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (productspecific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4. Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.

5.  Additional Requirements:

(a) All SMC Mortgages delivered to Fannie Mae must be covered by standard MGIC primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).

(b) If Fannie Mae is unable to obtain coverage under a satisfactory MGIC Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c) Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) subject to a captive reinsurance or other risk sharing agreement to which MGIC is a party, (ii) insured under any mortgage trust supplemental (pool) policy issued by MGIC, (iii) insured under any "A Minus" or subprime premium rate program, (iv) insured under any relocation, credit union, affinity, CALPERS or any other premium rate plan of MGIC with a premium rate that is lower than MGIC's standard premium rate for a comparable loan with comparable coverage, or (v) insured under any other program, structure or plan for which a premium rate adjustment has been made and with respect to which MGIC has provided the Lender at least thirty (30) days written notice that it does not intend to insure under the MGIC Secondary Market Policy.

(d) Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e) Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the MGIC Secondary Market Policy for the period commencing with Lender's first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f) Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with MGIC and that it shall maintain such policy with MGIC as long as it continues to sell or service SMC Mortgages covered by the MGIC Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with MGIC and that has agreed with Fannie Mae to maintain such policy with MGIC as long as it services SMC Mortgages covered by the MGIC Secondary Market Policy.

(g) With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae's policies) the original certificate or electronic record evidencing coverage under its MGIC standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with MGIC and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the MGIC standard primary mortgage insurance master policy.

6. SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). P09042, P09043, P09044, P09045.

7. Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by MGIC to be ineligible for MGIC Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or
     (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the MGIC Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

pmiPremier Secondary Market Coverage Policy (12/02)

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a PMI Mortgage Insurance Co. ("PMI") pmiPremier Secondary Market Coverage Policy ("Secondary Market Policy"). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages ("SMC Mortgages") and may be delivered in accordance with the following:

1. Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

(a)  Eligible SMC Mortgages must be either:

(i) Mortgages that are processed by Desktop Underwriter ("DU") and receive an "Approve" recommendation; or

(ii) Mortgages that are not processed by DU and are insurable under PMI's traditional ("A" paper) rate card; or

(iii) such other mortgage products that may be specifically approved in writing by PMI and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

(b) The following mortgage products are eligible as SMC Mortgages:

(i)  fixed-rate, level-payment, fully amortizing mortgages;

(ii) all adjustable rate mortgages originated under Fannie Mae's standard ARM plans; or

(iii) 7- year balloon mortgages.

(c) Subject to the eligibility requirements set forth in Paragraphs 1(a) and (b) above, the following are eligible as SMC Mortgages:

(i) Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC.

(ii) Flexible Mortgages that receive an "Approve/Eligible" recommendation in Desktop Underwriter and are otherwise eligible for SMC.

(d) The following Mortgages are ineligible for SMC:

(i) With the exception of Mortgages that receive an "Approve" recommendation from Desktop Underwriter, all Mortgages that receive an "A Minus" mortgage insurance premium rate from the mortgage insurer; and

(ii) Mortgages processed using DU and receiving any recommendation other than "Approve," including mortgages originated pursuant to the Desktop Underwriter "Expanded Approval with Timely Payment Rewards" Initiative.

2. Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer's traditional ("A" paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio ("LTV") of such Mortgage equal to the greater of:

(i) the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products.

(ii) the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b) Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

(i)  12% for 80.01-85% LTVs;

(ii) 17% for 85.01-90% LTVs;

(iii) 25% for 90.01-95% LTVs; and

(iv) 30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above --refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)

(v) Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c) Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3. Loan Level Price Adjustments. For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (productspecific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4. Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.

5. Additional Requirements:

(a) All SMC Mortgages delivered to Fannie Mae must be covered by standard PMI primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).

(b) If Fannie Mae is unable to obtain coverage under a satisfactory PMI Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c) Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) subject to a commitment for, any PMI risk sharing structure or PMI mortgage pool insurance, or (ii) insured under special rate or single premium plans.

(d) Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e) Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the PMI Secondary Market Policy for the period commencing with Lender's first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f) Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with PMI and that it shall maintain such policy with PMI as long as it continues to sell or service SMC Mortgages covered by the PMI Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with PMI and that has agreed with Fannie Mae to maintain such policy with PMI as long as it services Mortgages covered by the PMI Secondary Market Policy.

(g) With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae's policies) the original certificate or electronic record evidencing coverage under its PMI standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with PMI and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the PMI standard primary mortgage insurance master policy.

6. MBS Delivery Procedures: SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). P09042, P09043, P09044, P09045.

7. Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by PMI to be ineligible for PMI Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the PMI Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

RMIC Market Flex Secondary Market Policy 07/02

Lender may deliver
conventional Mortgages to Fannie Mae that are covered by a Republic Mortgage Insurance Company ("RMIC") Market Flex Secondary Market Policy ("Secondary Market Policy"). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages ("SMC Mortgages") and may be delivered in accordance with the following:

1. Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

(a)  Eligible SMC Mortgages are limited to the following:

(i)  20-, 25- and 30-year fixed-rate, level-payment, fully amortizing mortgages;

(ii) adjustable rate mortgages originated under the following Fannie Mae standard ARM plans:

(A)  Plans 383, 421, 510, 511, 520, 521, 711, 776, 791 and 1029, (eligible for cash delivery only),

(B) Plans 681 and 682 (eligible for MBS delivery only):

(C)  Plans 57, 649, 650, 651, 652, 660, 661, 710, 720, 721, 750, 751, 760, 761,
     861, 975, 1030, 1031, 1316, 1317, 1318, 1319, 1423, 1437, 1443, 1444, 1445
     and 1446 (eligible for either cash or MBS delivery): or

(iii) Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

(iv) Flexible Mortgages that receive an "Eligible" recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

(v) such other mortgage products that may be specifically approved in writing by RMIC and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

(b) The following Mortgages are ineligible for SMC:

(i) Mortgages originated under Fannie Mae's Desktop Underwriter "Expanded Approval with Timely Payment Rewards" Initiative.

(ii) Any mortgage that receives an "A Minus" mortgage insurance premium rate from the mortgage insurer.

2. Eligible LTV and Primary Mortgage Insurance Coverages: All
SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer's traditional ("A" paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio ("LTV") of such Mortgage equal to the greater of:

(i) the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products; or

(ii) the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b) Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

(i)  12% for 80.01-85% LTVs;

(ii) 17% for 85.01-90% LTVs;

(iii) 25% for 90.01-95% LTVs; and

(iv) 30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above -- refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)

(v) Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c) Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3. Loan Level Price Adjustments. For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (productspecific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4. Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.

5.  Additional Requirements:

(a) All SMC Mortgages delivered to Fannie Mae under the terms of this Master Agreement must be covered by standard RMIC primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).

(b) If Fannie Mae is unable to obtain a satisfactory RMIC Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Contract ten days after giving Lender notice.

(c) Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement is, at the time of acquisition by Fannie Mae: (i) included in a captive reinsurance arrangement with RMIC, or covered by a GSE pool insurance policy issued by RMIC or by any other RMIC risk-sharing plan; (ii) insured under a lender paid, single premium plan, or RMIC discounted premium plan; (iii) insured under an A Minus or subprime premium rate program; or (iv) secured by a 2-4 unit property.

(d) Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e) Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the RMIC Secondary Market Policy for the period commencing with Lender's first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f) Lender represents and warrants that (i) it has a currently existing standard primary mortgage insurance master policy issued by RMIC and that it shall maintain such policy as long as it continues to sell or service SMC Mortgages covered by the RMIC Secondary Market Policy, or (ii) if it transfers servicing concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy issued by RMIC and that has agreed with Fannie Mae to maintain such policy as long as it services SMC Mortgages covered by the RMIC Secondary Market Policy.

(g) With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae's policies) the original certificate or electronic record evidencing coverage under its RMIC standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this Master Agreement shall only be to a servicer that has an existing standard primary mortgage insurance master policy issued by RMIC and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the RMIC standard primary mortgage insurance master policy.

6. SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). P09042, P09043, P09044,P09045.

7. Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by RMIC to be ineligible for RMIC Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the RMIC Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

Radian Secondary Market Coverage Policy (07/02)

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a Radian Guaranty Insurance Corporation ("Radian") Secondary Market Coverage Policy ("Secondary Market Policy"). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages ("SMC Mortgages") and may be delivered in accordance with the following:

1. Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

(a)  Eligible SMC Mortgages are limited to the following:

(i)  fixed-rate, level-payment, fully amortizing mortgages;

(ii) all adjustable rate mortgages originated under Fannie Mae's standard ARM plans;

(iii) 7- year balloon mortgages;

(iv) Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

(v) Flexible Mortgages that receive an "Eligible" recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

(vi) Relocation mortgages, credit union mortgages and such other mortgage products that may be specifically approved in writing by Radian and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

(b) The following Mortgages are ineligible for SMC:

(i) Mortgages originated under Fannie Mae's Desktop Underwriter "Expanded Approval with Timely Payment Rewards" Initiative.

(ii) Any mortgage that receives an "A Minus" mortgage insurance premium rate from the mortgage insurer.

2. Eligible LTV and Primary Mortgage Insurance Coverages: All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer's traditional ("A" paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio ("LTV") of such Mortgage equal to the greater of:

(i) the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher the mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products, or


(ii) the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

(b) Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

(i)  12% for 80.01-85% LTVs;

(ii) 17% for 85.01-90% LTVs;

(iii) 25% for 90.01-95% LTVs; and

(iv) 30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above -- refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)

(v) Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c) Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3. Loan Level Price Adjustments: For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (productspecific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4. Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.

5. Additional Requirements:

(a) All SMC Mortgages delivered to Fannie Mae must be covered by standard Radian primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).

(b) If Fannie Mae is unable to obtain coverage under a satisfactory Radian Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c) Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) insured at rates other than standard borrower-paid rates; (ii) included in a captive reinsurance arrangement with Radian, or covered by a GSE pool insurance policy issued by Radian or some other Radian risk-sharing plan; (iii) insured under a Radian "Life of Loan" policy; (iv) insured under any "A Minus" premium rate plan, or (v) a UCC financed (i.e., non-real-property) Manufactured Housing Loan.

(d) Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e) Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the Radian Secondary Market Policy for the period commencing with Lender's first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f) Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with Radian and that it shall maintain such policy with Radian as long as it continues to sell or service SMC Mortgages covered by the Radian Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with Radian and that has agreed with Fannie Mae to maintain such policy with Radian as long as it services SMC Mortgages covered by the Radian Secondary Market Policy.

(g) With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae's policies) the original certificate or electronic record evidencing coverage under its Radian standard primary mortgage insurance master policy. Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with Radian and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the Radian standard primary mortgage insurance master policy.

6. SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). P09042, P09043, P09044, P09045.

7. Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by Radian to be ineligible for Radian Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the Radian Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

Delivery Requirement

During each
month of the Delivery Term, Lender agrees to deliver to Fannie Mae at least 90% (by aggregate outstanding principal amount) of its conforming, conventional first mortgage product sold in the secondary market.

FIXED-RATE PRODUCT ATTACHMENT

This Fixed-Rate Product Attachment for FHA/VA or conventional fixed-rate, level-payment residential mortgage loans ("Fixed-Rate Mortgages") is attached to and made a part of the Master Agreement.

Variances, Special Products, and Special Requirements Applicable to Fixed-Rate Mortgages

Please refer to the attachments under the "Variances" tab, the "Special Requirements" tab, the "Housing and Community Development" tab, and the "HomeStyle" tab, as applicable, for eligibility for variances, special products, and special requirements.

MBS Guaranty Fee and Buyup/Buydown Information

The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.

Lender must choose the applicable Buyup/Buydown Grid posting, "Early" or "Late," by contacting its customer account team in its lead regional office, prior to the "Early" grid posting. If Lender fails to notify its lead regional office of its grid selection before the "Early" grid is posted, Fannie Mae will assume that Lender has selected the "Early" posting grid. Lender's grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender's lead regional office.

               FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                      WITH PRICING CONFIRMATION

                      MASTER AGREEMENT MP03843.1

Lender:     Washtenaw Mortgage Company               Lender Number: 20338-000-3

Eligible Products:                 20, 25, 30 year fixed-rate level-payment
                                   mortgages

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:               $500,000,000.00 (See current Master
                                   Conversion for actual volume eligible for delivery during the current Conversion
                                   Period.)

Original First Issue Date:         July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this
Contract:                          July 1, 2003 - June 1, 2004

Servicing Option:                  Special

Mortgage Type:                     Conventional

Remittance Cycle:                  MBS Express
                                   MBS Express: 4 Day, Reduction: -1.75 Basis
                                   Points

Seasoning Requirements:            Current

Special Feature Codes:             061 - COMMUNITY HOMEBUYERS, 288 -
                                   Enhanced Refi Fannie Mae, 289 - Enhanced Refi
                                   Non-Fannie, 330 - Enhanced Streamlined Ref,
                                   361 - 3rd Autom U-Writng SYS, and Per Selling
                                   Guide, Guide to Underwriting with Desktop
                                   Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.

Pool contract price adjustment is waived.

a. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score not exceeding 699 or with a missing FICO Bureau Score and with a loanto- value ratio (a) not exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .125% times the issue date principal balance of such Fixed-Rate Mortgage and (b) exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .50% times the issue date principal balance of such Fixed-Rate Mortgage.

b. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score exceeding 699 and with a loan-to-value ratio exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .25% times the issue date principal balance of such Fixed-Rate Mortgage.

                                                          Contract No. P09036.1

            MBS Pricing Confirmation for Washtenaw Mortgage Company
                                    MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                     20, 25, 30 year fixed-rate level-payment
                                       mortgages

Earliest and Latest Issue Dates
for Pools formed under this Contract:  N/A *

Guaranty Fee:                          10.25 Basis Points net of Express
                                       Remittance

Risk Based Pricing:                    (See provisions in the Additional Terms
                                        section above)

Buyup/Buydown Grid:                    Early (See additional terms in the MBS
                                       Guaranty Fee and Buyup/Buydown
                                       Information in the Preamble section.)


* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                          Contract No. P09037.1

                FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                WITH PRICING CONFIRMATION MASTER AGREEMENT
                                   MP03843.1

Lender:     Washtenaw Mortgage Company                Lender Number: 20338-000-3

Eligible Products:                      10, 15 year fixed-rate level-payment
                                        mortgages
Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                    $500,000,000.00 (See current Master
                                        Conversion for actual volume eligible
                                        for delivery during the current
                                        Conversion Period.)

Original First Issue Date:              July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this Contract:   July 1, 2003 - June 1, 2004

Servicing Option:                       Special

Mortgage Type:                          Conventional

Remittance Cycle:                       MBS Express
                                        MBS Express: 4 Day, Reduction: -1.75
                                        Basis Points

Seasoning Requirements:                 Current

Special Feature Codes:                  061 - COMMUNITY HOMEBUYERS, 288 -
                                        Enhanced Refi Fannie Mae, 289 - Enhanced
                                        Refi Non-Fannie, 330 - Enhanced
                                        Streamlined Ref, 361 - 3rd Autom U-
                                        Writng SYS, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                           Contract No. P09037.1

             MBS Pricing Confirmation for Washtenaw Mortgage Company
                               MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.


Eligible Products:               10, 15 year fixed-rate level-payment mortgages

Earliest and Latest Issue
Dates for Pools formed under
this Contract:                   N/A *

Guaranty Fee:                    12.25 Basis Points net of Express Remittance

Buyup/Buydown Grid:              Early (See additional terms in the MBS Guaranty
                                 Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                      WITH PRICING CONFIRMATION
                     MASTER AGREEMENT MP03843.1
Lender: Washtenaw Mortgage Company                   Lender Number: 20338-000-3

Eligible Products:                     10, 15, 20, 25, 30 year fixed-rate level-
                                       payment mortgages [Expanded Approval
                                       Level I, Level II and Level III only]

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                   $500,000,000.00 (See current Master
                                       Conversion for actual volume eligible
                                       for delivery during the current
                                       Conversion Period.)

Original First Issue Date:             July 1, 2003

Earliest and Latest Issue Dates for
Pools formed under this Contract:      July 1, 2003 - June 1, 2004

Servicing Option:                      Special

Mortgage Type:                         Conventional

Remittance Cycle:                      MBS Express
                                       MBS Express: 4 Day, Reduction: -1.75
                                       Basis Points

Seasoning Requirements:                Current

Special Feature Codes:                 340 - Level I Expanded Approval, 341 -
                                       Level II Expanded Approval, 342 - Level
                                       III Expanded Approval, and Per Selling
                                       Guide, Guide to Underwriting with Desktop
                                       Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                          Contract No. P09040.1

            MBS Pricing Confirmation for Washtenaw Mortgage Company
                                  MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                 10, 15, 20, 25, 30 year fixed-rate level-
                                   payment mortgages [Expanded Approval
                                   Level I, Level II and Level III only]

Earliest and Latest Issue Dates
for Pools formed under this
Contract:                          N/A *

Guaranty Fee:                      13.25 Basis Points net of Express Remittance

Buyup/Buydown Grid:                Early (See additional terms in the MBS
                                   Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                          Contract No. P09042.1

                  FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                          WITH PRICING CONFIRMATION
                          MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                  Lender Number:  20338-000-3

Eligible Products:                    20, 25, 30 year fixed-rate level-payment
                                      mortgages [Secondary Market Coverage only]

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                  $500,000,000.00 (See current Master
                                      Conversion for actual volume eligible for delivery during the current Conversion
                                      Period.)

Original First Issue Date:            July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this Contract: July 1, 2003 - June 1, 2004

Servicing Option:                     Special

Mortgage Type:                        Conventional

Remittance Cycle:                     MBS Express
                                      MBS Express: 4 Day, Reduction: -1.75
                                      Basis Points

Seasoning Requirements:               Current

Special Feature Codes:                001 - RECOURSE, 061 - COMMUNITY
                                      HOMEBUYERS, 288 - Enhanced Refi Fannie
                                      Mae, 289 - Enhanced Refi Non-Fannie, 330
                                      - Enhanced Streamlined Ref, 361 - 3rd
                                      Autom U-Writng SYS, and Per Selling Guide,
                                      Guide to Underwriting with Desktop
                                      Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

a. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score not exceeding 699 or with a missing FICO Bureau Score and with a loanto- value ratio (a) not exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .125% times the issue date principal balance of such Fixed-Rate Mortgage and (b) exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .50% times the issue date principal balance of such Fixed-Rate Mortgage.

b. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score exceeding 699 and with a loan-to-value ratio exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .25% times the issue date principal balance of such Fixed-Rate Mortgage.

                                                           Contract No. P09042.1

             MBS Pricing Confirmation for Washtenaw Mortgage Company
                                MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                 20, 25, 30 year fixed-rate level-payment
                                   mortgages [Secondary Market Coverage only]

Earliest and Latest Issue
Dates for Pools formed under
this Contract:                     N/A *

Guaranty Fee:                      For 20, 25 and 30 year Fixed-Rate Mortgages
                                   with Secondary Market Coverage the Guaranty
                                   Fee is 4.75 Basis Points net of Express
                                   Remittance

Risk Based Pricing:                (See provisions in the Additional Terms
                                   section above)

Buyup/Buydown Grid:                Early (See additional terms in the MBS
                                   Guaranty Fee and Buyup/Buydown Information in the Preamble section.)


* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                          Contract No. P09043.1

                FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                         WITH PRICING CONFIRMATION

                         MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                    10, 15 year fixed-rate level-payment
                                      mortgages [Secondary Market Coverage only]

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                  $500,000,000.00 (See current Master
                                      Conversion for actual volume eligible for delivery during the current Conversion
                                      Period.)

Original First Issue Date:            July 1, 2003

Earliest and Latest Issue
Dates for Pools formed under
this Contract:                        July 1, 2003 - June 1, 2004

Servicing Option:                     Special

Mortgage Type:                        Conventional

Remittance Cycle:                     MBS Express
                                      MBS Express: 4 Day, Reduction: -1.75
                                      Basis Points

Seasoning Requirements:               Current

Special Feature Codes:                001 - RECOURSE, 061 - COMMUNITY
                                      HOMEBUYERS, 288 - Enhanced Refi Fannie
                                      Mae, 289 - Enhanced Refi Non-Fannie, 330
                                      - Enhanced Streamlined Ref, 361 - 3rd
                                      Autom U-Writng SYS, and Per Selling Guide,
                                      Guide to Underwriting with Desktop
                                      Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                          Contract No. P09043.1

           MBS Pricing Confirmation for Washtenaw Mortgage Company
                               MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                10, 15 year fixed-rate level-payment mortgages
                                  [Secondary Market Coverage only]

Earliest and Latest Issue
Dates for Pools
formed under this Contract:        N/A *

Guaranty Fee:                      For 10 and 15 year Fixed-Rate
                                   Mortgages with Secondary Market Coverage the
                                   Guaranty Fee is 11.25 Basis Points
                                   net of Express Remittance

Buyup/Buydown Grid:                Early (See additional terms in the
                                   MBS Guaranty Fee and Buyup/Buydown
                                   Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                          Contract No. P09047.1

                  FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                           WITH PRICING CONFIRMATION
                           MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                   Lender Number: 20338-000-3

Eligible Products:                     20, 25, 30 year fixed-rate level-payment
                                       mortgages

Maximum Amount of Pool Purchase
Transactions for Delivery during First
Delivery Term:                         $500,000,000.00 (See current Master
                                       Conversion for actual volume
                                       eligible for delivery during the current
                                       Conversion Period.)

Original First Issue Date:             July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under
this Contract:                         July 1, 2003 - June 1, 2004

Servicing Option:                      Special

Mortgage Type:                         Conventional

Remittance Cycle:                      Standard

Seasoning Requirements:                Current

Special Feature Codes:                 061 - COMMUNITY HOMEBUYERS, 288 -
                                       Enhanced Refi Fannie Mae, 289 - Enhanced
                                       Refi Non-Fannie, 330 - Enhanced
                                       Streamlined Ref, 361 - 3rd
                                       Autom U-Writng SYS, and Per Selling
                                       Guide, Guide to Underwriting with Desktop
                                       Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

a. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score not exceeding 699 or with a missing FICO Bureau Score and with a loanto- value ratio (a) not exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .125% times the issue date principal balance of such Fixed-Rate Mortgage and (b) exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .50% times the issue date principal balance of such Fixed-Rate Mortgage.

b. Each 20, 25 and 30-year Fixed-Rate Mortgage delivered under this Contract with a FICO Bureau Score exceeding 699 and with a loan-to-value ratio exceeding 75% will be subject to a loan-level price adjustment in an amount equal to .25% times the issue date principal balance of such Fixed-Rate Mortgage.

                                                          Contract No. P09047.1

           MBS Pricing Confirmation for Washtenaw Mortgage Company
                                    MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                           20, 25, 30 year fixed-rate level-
                                             payment mortgages

Earliest and Latest Issue Dates
for Pools formed under this Contract:        N/A *

Guaranty Fee:                                12.00 Basis Points Risk Based
                                             Pricing: (See provisions in the
                                             Additional Terms section above)

Buyup/Buydown Grid:                          Early (See additional terms in the
                                             MBS Guaranty Fee and Buyup/Buydown
                                             Information in the Preamble
                                             section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                           Contract No. P09048.1
                FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
                         WITH PRICING CONFIRMATION
                        MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                         10, 15 year fixed-rate level-payment
                                           mortgages

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                       $500,000,000.00 (See current Master
                                           Conversion for actual volume eligible
                                           for delivery during the current
                                           Conversion Period.)

Original First Issue Date:                 July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this
Contract:                                  July 1, 2003 - June 1, 2004

Servicing Option:                          Special

Mortgage Type:                             Conventional

Remittance Cycle:                          Standard

Seasoning Requirements:                    Current and/or Seasoned

Special Feature Codes:                     Per Selling Guide, Guide to
                                           Underwriting with Desktop Underwriter
                                           and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                           Contract No. P09048.1

            MBS Pricing Confirmation for Washtenaw Mortgage Company
                                       MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                      10, 15 year fixed-rate level-payment
                                        mortgages

Earliest and Latest Issue Dates
for Pools formed under this Contract:   N/A *

Guaranty Fee:                           14.00 Basis Points

Buyup/Buydown Grid:                     Early (See additional terms in the MBS
                                        Guaranty Fee and Buyup/Buydown
                                        Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

ARM PRODUCT ATTACHMENT

This ARM Product Attachment for conventional adjustable-rate residential mortgage loans is attached to and made a part of the Master Agreement.

Standard Fannie Mae ARM Plans Eligible for Delivery Under MBS Contracts

See Exhibit A to this ARM Product Attachment for a description of standard Fannie Mae ARM plans. Each ARM MBS Contract will reference ARM plans eligible for delivery under such MBS Contract.

Variances, Special Products, and Special Requirements Applicable to Adjustable-Rate Mortgages Please refer to the attachments under the "Variances" tab, the "Special Requirements" tab, the "Housing and Community Development" tab, and the "HomeStyle" tab, as applicable, for eligibility for variances, special products, and special requirements.

MBS Guaranty Fee and Buyup/Buydown Information

The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.

Lender must choose the applicable Buyup/Buydown Grid posting, "Early" or "Late," by contacting its customer account team in its lead regional office, prior to the "Early" grid posting. If Lender fails to notify its lead regional office of its grid selection before the "Early" grid is posted, Fannie Mae will assume that Lender has selected the "Early" posting grid. Lender's grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender's lead regional office.

ADDITIONAL INFORMATION FOR ALL STANDARD FANNIE MAE ARM PLANS:

1. The Mortgage interest rate may never be lower than the ARM's Mortgage Margin, regardless of any downward interest rate cap indicated above.

2.   There is no lifetime interest rate floor, other than the ARM's Mortgage
     Margin.

3. To be pooled as a standard Fannie Mae ARM plan without a special disclosure, the ARM must:

      Be due on the first day of the month;

      Have an original maturity no longer than 30 years; and

      Provide for calculation of the new interest rate by rounding the sum of the Index plus the ARM's Mortgage Margin to the nearest one-eighth (0.125) of 1.00%.

If otherwise, a special disclosure will be required.

                                                          Contract No. P09038.1

                 ADJUSTABLE-RATE MORTGAGE POOL PURCHASE CONTRACT
                              WITH PRICING CONFIRMATION
                             MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                     Adjustable-Rate Mortgages

Plan Number(s):                        00057, 00520, 00649, 00650, 00651,
                                       00652, 00660, 00661, 00720, 00721, 00750,
                                       00751, 00975, 01423, 01437, 02720,
                                       02721, 02722, 02723, 02724, 02725, 02726,
                                       02727, 02728, 02729 (only those listed
                                       above are eligible under this contract - see Exhibit A for more details)

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                   $500,000,000.00 (See current Master
                                       Conversion for actual volume eligible for delivery during the current Conversion
                                       Period.)

Original First Issue Date:             July 1, 2003

Earliest and Latest Issue
Dates for Pools formed under
this Contract:                         July 1, 2003 - June 1, 2004

Servicing Option:                      Special

Mortgage Type:                         Conventional

Pooling Structure:                     ARM Flex

Remittance Cycle:                      MBS Express
                                       MBS Express: 4 Day, Reduction: -2.75
                                       Basis Points

Seasoning Requirements                 Current

Conversion Option:                     N/A

Special Feature Codes:                 037 - Convert ARM - Take-Out, 038
                                       - Convert ARM - Market, 288 - Enhanced
                                       Refi Fannie Mae, 289 - Enhanced Refi
                                       Non-Fannie, 330 - Enhanced Streamlined
                                       Ref, 340 - Level I Expanded Approval, 341
                                       - Level II Expanded Approval, 342 - Level
                                       III Expanded Approval, 361 - 3rd Autom
                                       U-Writing Sys, and Per Selling Guide,
                                       Guide to Underwriting with Desktop
                                       Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                           Contract No. P09038.1

           MBS Pricing Confirmation for Washtenaw Mortgage Company
                              MP03843.1

As a condition to Lender's delivery of Mortgages under this Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to deliver Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                Adjustable-rate Mortgages

Plan Number(s):                   00057, 00520, 00649, 00650, 00651, 00652,
                                  00660, 00661, 00720, 00721, 00750, 00751,
                                  00975, 01423, 01437, 02720, 02721, 02722,
                                  02723, 02724, 02725, 02726, 02727, 02728,
                                  02729 (only those listed above are eligible under this contract - see Exhibit A for more details)

Earliest and Latest Issue
Dates for Pools formed under
this Contract:                    N/A *

Guaranty Fee:                     For ARM Plans 57, 520, 720, 721, 2720 the
                                  Guaranty Fee is 23.25 Basis Points net of
                                  Express Remittance

                                  For ARM Plans 649, 650, 651, 652, 2723, 660,
                                  661, 2725, 2724 the Guaranty Fee is
                                  21.25 Basis Points net of Express Remittance

                                  For ARM Plans 750, 751, 975, 2727,
                                  2726, 1423, 1437, 2729, 2728 the Guaranty Fee
                                  is 19.25 Basis Points net of Express
                                  Remittance

Buyup/Buydown Grid:               Early (See additional terms in the MBS
                                  Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                          Contract No. P09044.1

               ADJUSTABLE-RATE MORTGAGE POOL PURCHASE CONTRACT
                           WITH PRICING CONFIRMATION
                           MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                       Adjustable-Rate Mortgages [Secondary
                                         Market Coverage only]

Plan Number(s):                          00057, 00520, 00649, 00650, 00651,
                                         00652, 00660, 00661, 00720, 00721,
                                         00750, 00751, 00975, 01423, 01437,
                                         02720, 02721, 02722, 02723, 02724,
                                         02725, 02726, 02727, 02728, 02729
                                         (only those listed above are eligible
                                         under this contract - see Exhibit A for
                                         more details)

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                     $500,000,000.00 (See current Master
                                         Conversion for actual volume eligible
                                         for delivery during the current
                                         Conversion Period.)

Original First Issue Date:               July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this Contract:    July 1, 2003 - June 1, 2004

Servicing Option:                        Special

Mortgage Type:                           Conventional

Pooling Structure:                       ARM Flex

Remittance Cycle:                        MBS Express
                                         MBS Express: 4 Day, Reduction: -2.75
                                         Basis Points

Seasoning Requirements                   Current

Conversion Option:                       N/A

Special Feature Codes:                   037 - Convert ARM - Take-Out, 038
                                         - Convert ARM - Market, 288 - Enhanced
                                         Refi Fannie Mae, 289 - Enhanced Refi
                                         Non-Fannie, 330 - Enhanced Streamlined
                                         Ref, 361 - 3rd Autom U-Writing Sys, and
                                         Per Selling Guide, Guide to
                                         Underwriting with Desktop Underwriter
                                         and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract price adjustment is waived.

                                                           Contract No. P09044.1

           MBS Pricing Confirmation for Washtenaw Mortgage Company
                                 MP03843.1

As a condition to Lender's delivery of Mortgages under this Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to deliver Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                         Adjustable-rate Mortgages [Secondary
                                           Market Coverage only]

Plan Number(s):                            00057, 00520, 00649, 00650, 00651,
                                           00652, 00660, 00661, 00720, 00721,
                                           00750, 00751, 00975, 01423, 01437,
                                           02720, 02721, 02722, 02723, 02724,
                                           02725, 02726, 02727, 02728, 02729
                                           (only those listed above are eligible
                                           under this contract - see Exhibit A
                                           for more details)

Earliest and Latest Issue Dates
for Pools formed under this Contract:      N/A *

Guaranty Fee:                              For ARM Plans 57, 520, 720, 721, 2720
                                           with Secondary Market Coverage the
                                           Guaranty Fee is 20.25 Basis Points
                                           net of Express Remittance

                                           For ARM Plans 649, 650, 651, 652,
                                           2723, 660, 661, 2725, 2724 with
                                           Secondary Market Coverage the
                                           Guaranty Fee is 17.25 Basis Points
                                           net of Express Remittance

                                           For ARM Plans 750, 751, 975,
                                           2727, 2726, 1423, 1437, 2729, 2728
                                           with Secondary Market Coverage the
                                           Guaranty Fee is 14.25 Basis Points
                                           net of Express Remittance

Buyup/Buydown Grid:                        Early (See additional terms in the
                                           MBS Guaranty Fee and Buyup/Buydown
                                           Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

BALLOON FIXED-RATE PRODUCT ATTACHMENT

This Balloon Product Attachment for conventional balloon level-payment mortgage loans ("Balloon Mortgages") is attached to and made a part of the Master Agreement.

1. Each Balloon Mortgage must not have been originated more than 24 months prior to the issue date or the date of Fannie Mae's purchase, as applicable.

2. All Balloon Mortgages were originated with refinance options.

3. Notwithstanding
anything to the contrary in Section 2, "Conditions to Option," of the Balloon Rider and Balloon Note Addendum, Lender may permit subordinate financing to remain in place when the Balloon Mortgage is refinanced provided that the refinanced Mortgage remains in first lien position. Lender must take all actions required by the jurisdiction in which the property is located to preserve the Mortgage's first lien position, including (i) execution of subordination agreements by all junior lien holders, (ii) recordation of the modification agreement in order to preserve the Mortgage's lien and (iii) having the title brought down through the date of recordation. Any refinanced Mortgage with subordinate financing that is redelivered to Fannie Mae must comply with the standard requirements for mortgages with subordinate financing, including Part V, Sections 215.01, 215.02 and 215.03 of the Selling Guide. In addition, Lender must comply with all Fannie Mae requirements for handling of recorded documents.

Variances, Special Products, and Special Requirements Applicable to Balloon Mortgages

Please refer to the attachments under the "Variances" tab, the "Special Requirements" tab, the "Housing and Community Development" tab, and the "HomeStyle" tab, as applicable, for eligibility for variances, special products, and special requirements.

MBS Guaranty Fee and Buyup/Buydown Information

The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.

Lender must choose the applicable Buyup/Buydown Grid posting, "Early" or "Late," by contacting its customer account team in its lead regional office, prior to the "Early" grid posting. If Lender fails to notify its lead regional office of its grid selection before the "Early" grid is posted, Fannie Mae will assume that Lender has selected the "Early" posting grid. Lender's grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender's lead regional office.

                                                           Contract No. P09039.1

                  BALLOON MORTGAGE POOL PURCHASE CONTRACT
                          WITH PRICING CONFIRMATION

                          MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                   7-year Balloon Mortgages

Maximum Amount of Pool
Purchase Transactions for
Delivery during First Delivery Term: $500,000,000.00 (See current Master
                                     Conversion for actual volume eligible for delivery during the current Conversion Period.)

Original First Issue Date:           July 1, 2003

Earliest and Latest Issue Dates for
Pools formed under this Contract:    July 1, 2003 - June 1, 2004

Servicing Option:                    Special

Mortgage Type:                       Conventional

Remittance Cycle:                    MBS Express
                                     MBS Express: 4 Day, Reduction: -1.75
                                     Basis Points

Seasoning Requirements:              Current

Special Feature Codes:               288 - Enhanced Refi Fannie Mae, 289 -
                                     Enhanced Refi Non-Fannie, 330 - Enhanced
                                     Streamlined Ref, 361 - 3rd Autom U-Writng
                                     SYS, and Per Selling Guide, Guide to
                                     Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract fee is waived.

                                                           Contract No. P09039.1

          MBS Pricing Confirmation for Washtenaw Mortgage Company
                                    MP03843.1

As a condition to Lender's sale of Mortgages under this MBS
Contract at the price specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.

Eligible Products:                       7-year Balloon Mortgages

Earliest and Latest Issue Dates
for Pools formed under this Contract:    N/A *

Guaranty Fee:                            25.25 Basis Points net of Express
                                         Remittance

Buyup/Buydown Grid:                      Early (See additional terms in the MBS
                                         Guaranty Fee and Buyup/Buydown
                                         Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                         Contract No. P09045.1

                 BALLOON MORTGAGE POOL PURCHASE CONTRACT
                        WITH PRICING CONFIRMATION
                         MASTER AGREEMENT MP03843.1

Lender: Washtenaw Mortgage Company                    Lender Number: 20338-000-3

Eligible Products:                       7-year Balloon Mortgages [Secondary
                                         Market Coverage only]

Maximum Amount of Pool Purchase
Transactions for Delivery during
First Delivery Term:                     $500,000,000.00 (See current Master
                                         Conversion for actual volume eligible
                                         for delivery during the current
                                         Conversion Period.)

Original First Issue Date:               July 1, 2003

Earliest and Latest Issue Dates
for Pools formed under this Contract:    July 1, 2003 - June 1, 2004

Servicing Option:                        Special

Mortgage Type:                           Conventional

Remittance Cycle:                        MBS Express
                                         MBS Express: 4 Day, Reduction: -1.75
                                         Basis Points

Seasoning Requirements:                  Current

Special Feature Codes:                   288 - Enhanced Refi Fannie Mae, 289 -
                                         Enhanced Refi Non-Fannie, 330 -
                                         Enhanced Streamlined Ref, 361 - 3rd
                                         Autom U-Writng SYS, and Per Selling
                                         Guide, Guide to Underwriting with
                                         Desktop Underwriter and applicable
                                         attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein. Pool contract fee is waived.

                                                          Contract No. P09045.1
       MBS Pricing Confirmation for Washtenaw Mortgage Company
                                 MP03843.1

As a condition to Lender's sale of Mortgages under this MBS Contract at the price specified below, there must be a current Master Conversion. The current Master Conversion governs Lender's ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the "Latest Issue Date" on Page 1 of this MBS Contract or below.


Eligible Products:                         7-year Balloon Mortgages [Secondary
                                           Market Coverage only]

Earliest and Latest Issue Dates
for Pools formed under this Contract:       N/A *

Guaranty Fee:                               For 7-year Balloon Mortgages with
                                            Secondary Market Coverage the
                                            Guaranty Fee is 22.25 Basis Points
                                            net of Express Remittance

Buyup/Buydown Grid:                         Early (See additional terms in the
                                            MBS Guaranty Fee and Buyup/Buydown
                                           Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

                                                                     March 2003

                    Housing and Community Development
                                  Index

These Housing and Community Development Terms and Conditions(s) are attached to and made a part of the Master Agreement (the "Agreement"). The Lender and Fannie Mae agree that, except as provided below, all other requirements of the Fannie Mae Selling and Servicing Guides shall be followed. Any provision specified below may be amended by Fannie Mae's issuance to Lender of an "Announcement of Approval." Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

The appropriate Special Feature Code ("SFC") as indicated below must be entered on the Schedule of Mortgages (Form 2005) or Loan Schedule (Form 1068), as applicable.

Under this Master Agreement, Lender may deliver the following:

Other Housing and Community Development Products

Community 2 Unit only as described in the attached terms and conditions.